EXHIBIT 99.2

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
                           ILINC COMMUNICATIONS, INC. AND SUBSIDIARIES
                    PRO FORMA UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEET
                                         (IN THOUSANDS)

                                                       December 31,  Pro Forma          Pro Forma
                                                           2007     Adjustments        As Adjusted
                                                         ---------------------------------------
Assets
Current assets:
     Cash and cash equivalents                           $  1,085    $  4,903     (A)   $  5,988
     Certificate of deposit                                   368          --                368
     Accounts receivable, net                               2,415      (1,106)    (A)      1,309
     Prepaid and other current assets                         592         (16)    (A)        576
                                                         ---------------------------------------
            Total current assets                            4,460       3,781              8,241

     Property and equipment, net                              807        (210)    (A)        597
     Goodwill                                              11,206      (1,119)    (A)     10,087
     Intangible assets, net                                 1,428        (482)    (A)        946
     Other assets                                              14          --                 14
                                                         ---------------------------------------
            Total assets                                 $ 17,915    $  1,970           $ 19,885
                                                         =======================================

Liabilities and Shareholders' Equity
Current liabilities:
     Current portion of long term debt                   $     95    $     --           $     95
     Accounts payable trade                                 1,270        (573)    (A)        697
     Accrued liabilities                                    1,038         (44)    (A)        994
     Current portion of capital lease
        liabilities                                           117          --                117
     Deferred revenue                                       1,572          --              1,572
                                                         ---------------------------------------
            Total current liabilities                       4,092        (617)             3,475

     Long term debt, less current maturities,
        net of discount and beneficial
        conversion feature                                  7,504         (24)    (A)      7,480
     Capital lease liabilities, less current
        maturities                                            287          --                287
     Deferred tax liability                                   363          --                363
                                                         ---------------------------------------
            Total liabilities                              12,246        (641)            11,605
                                                         ---------------------------------------

Shareholders' Equity
     Preferred stock series A & B, 10,000,000.
        shares authorized:
        Series A preferred stock, .001 par
            value, 105,000 shares outstanding                  --          --                 --
        Series B preferred stock, .001 par
            value, 59,500 shares outstanding                   --          --                 --
        Common Stock                                           35          --                 35
        Additional paid-in capital                         46,673          --             46,673
        Accumulated deficit                               (39,631)      2,611     (A)    (37,020)
        Less: 1,432,412 treasury shares at cost            (1,408)         --             (1,408)
                                                         ---------------------------------------
            Total shareholders' equity                      5,669       2,611             8,280
                                                         ---------------------------------------
            Total liabilities and shareholders' equity   $ 17,915    $  1,969           $19,885
                                                         =======================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


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                                   ILINC COMMUNICATIONS, INC.
                      PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                           FOR THE NINE MONTHS ENDED DECEMBER 31, 2007
                              (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                   Nine months ended     Pro Forma              Pro Forma
                                                   December 31, 2007    Adjustments            As Adjusted
                                                    -------------------------------------------------------

 Revenues
      Software licenses                             $          3,029    $         --           $      3,029
      Subscription licenses                                    2,140              --                  2,140
       Audio services                                          4,153          (3,006)   (B)           1,147
      Maintenance and professional services                    2,071              --                  2,071
                                                    -------------------------------------------------------
 TOTAL REVENUES                                               11,393          (3,006)                 8,387
                                                    -------------------------------------------------------

 Cost of revenues
      Software licenses                                          125              --                    125
      Subscription licenses                                      284              --                    284
      Audio services                                           2,593          (2,339)   (C)             254
      Maintenance and professional services                      593              --                    593
      Amortization of technology                                 150             (45)                   105
                                                    -------------------------------------------------------
 TOTAL COST OF REVENUES                                        3,745          (2,384)                 1,361
                                                    -------------------------------------------------------

 GROSS PROFIT                                                  7,648            (622)                 7,026
                                                    -------------------------------------------------------

 Operating expenses
   Research and development                                    1,596              (8)   (C)           1,588
   Sales and marketing                                         3,671            (100)   (C)           3,571
   General and administrative                                  1,999             (20)   (C)           1,979
                                                    -------------------------------------------------------
 Total operating expenses                                      7,266            (128)                 7,138
                                                    -------------------------------------------------------

 Earnings (loss) from operations                                 382            (494)                  (112)

 Interest expense                                               (794)              2    (D)            (792)
 Amortization of beneficial debt conversion                     (243)             --                   (243)
                                                    -------------------------------------------------------
       Total interest expense                                 (1,037)              2                 (1,035)

 Interest charges and other                                      (21)             --                    (21)

 Loss from continuing operations before income
 taxes                                                          (676)           (492)                (1,168)
 Income tax expense                                              (64)             64                     --
                                                    -------------------------------------------------------

 Loss from continuing operations                                (740)           (428)                (1,168)
 Income from discontinued operations                              --              --                     --
                                                    -------------------------------------------------------
 Net loss                                                       (740)           (428)                (1,168)

 Series A and B preferred stock dividends                       (101)             --                   (101)
                                                    -------------------------------------------------------

                                                    -------------------------------------------------------
 Loss available to common shareholders              $           (841)   $       (428)          $     (1,269)
                                                    =======================================================
 Income (loss) per common share, basic and diluted
   From continuing operations                       $          (0.02)                          $      (0.03)
   From discontinued operations                                   --                                     --
                                                    ----------------                           ------------
Loss per common share                               $          (0.02)                          $      (0.03)
                                                    ================                           ============
Number of shares used in calculation of loss
Per share:
   Basic                                                      33,717                                 33,717
   Diluted                                                    33,717                                 33,717
                                                    ================                           =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.
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                                           ILINC COMMUNICATIONS, INC.
                         PRO FORMA UNAUDITED CONDENSED COMBINED STATEMENT OF OPERATIONS
                                   FOR THE TWELVE MONTHS ENDED MARCH 31, 2007
                                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                               Twelve months
                                                                   ended          Pro Forma               Pro Forma
                                                              March 31, 2007     Adjustments             As Adjusted
                                                               ------------------------------------------------------

Revenues
     Software licenses                                         $       4,177    $          --           $       4,177
     Subscription licenses                                             2,044               --                   2,044
     Audio services                                                    5,457           (3,999)   (B)            1,458
     Maintenance and professional services                             2,517               --                   2,517
                                                               ------------------------------------------------------
TOTAL REVENUES                                                        14,195           (3,999)                 10,196
                                                               ------------------------------------------------------

Cost of revenues
     Software licenses                                                   131               --                     131
     Subscription licenses                                               309               --                     309
     Audio services                                                    3,333           (3,008)   (C)              325
     Maintenance and professional services                               787               --                     787
     Amortization of technology                                          269             (269)                     --
                                                               ------------------------------------------------------
TOTAL COST OF REVENUES                                                 4,829           (3,277)                  1,552
                                                               ------------------------------------------------------

GROSS PROFIT                                                           9,366             (722)                  8,644
                                                               ------------------------------------------------------

Operating expenses
     Research and development                                          1,276              (24)   (C)            1,252
     Sales and marketing                                               3,696              (96)   (C)            3,600
     General and administrative                                        2,571              (44)   (C)            2,527
                                                               ------------------------------------------------------
Total operating expenses                                               7,543             (164)                  7,379
                                                               ------------------------------------------------------

Earnings (loss) from operations                                        1,823             (558)                  1,265

Interest expense                                                        (993)               3    (D)             (990)
Amortization of beneficial debt conversion                              (531)              --                    (531)
                                                               ------------------------------------------------------
     Total interest expense                                           (1,524)               3                  (1,521)

Net gain on settlement of debt and other obligations                       8               --                       8
Loss on extinguishment of debt                                          (162)              --                    (162)
Interest charges and other                                               (14)              --                     (14)
                                                               ------------------------------------------------------

Income (loss) from continuing operations before income taxes             131             (555)                   (424)
Income tax expense                                                       (85)              85                      --
                                                               ------------------------------------------------------

Income (loss)  from continuing operations                                 46             (470)                   (424)
Income from discontinued operations                                       10               --                      10
                                                               ------------------------------------------------------
Net income (loss)                                                         56             (470)                   (414)

Series A and B preferred stock dividends                                (153)              --                    (153)
                                                               ------------------------------------------------------

                                                               ------------------------------------------------------
(Loss) available to common shareholders                        $         (97)   $        (470)          $        (567)
                                                               ======================================================
Income (loss) per common share, basic and diluted
     From continuing operations                                $        0.00                            $       (0.01)
     From discontinued operations                                       0.00                                       --
                                                               -------------                            -------------

Income (loss) per common share                                 $        0.00                            $       (0.01)
                                                               =============                            =============
Number of shares used in calculation of loss per share:
     Basic and diluted                                                32,110                                   32,110
                                                               =============                            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

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NOTES TO PRO FORMA UNAUDITED CONDENSED COMBINED FINANCIAL STATEMENTS

The purchase price of the audio conferencing business has been initially allocated as if the purchase was consummated on April 30, 2008 as follows (in thousands):

Cash Proceeds                           $ 4,903
Less:
   Receivables                           (1,016)
   Goodwill                              (1,119)
   Intangibles assets                      (482)
   Property and equipment, net             (210)
   Liabilities related to transaction      (352)
                                        -------
Gain on sale                            $ 1,724
                                        =======

(A) The total purchase price has initially been allocated to assets sold and liabilities extinguished based upon their estimated fair values in accordance with Statement of Financial Accounting Standards (SFAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." The excess purchase price over the estimated fair value of the tangible and identifiable assets sold and liabilities extinguished has been included in retained earnings on the balance sheet.

(B) Reflects the elimination of actual sales related to audio conferencing.

(C) Reflects the elimination of actual expenses, primarily for salaries and benefits, telecommunications costs, rent and depreciation and miscellaneous office costs directly related to the audio conferencing operations.

(D) Reflects the elimination of interest related to a line of credit directly related to the audio conferencing operations.



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